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                                     EXHIBIT 23.3

                               CONSENT OF BAKER TILLY


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                           INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Intek Global Corporation on Form S-8 of our report dated January 24, 1997 appearing in the Annual Report on Form 10-K of Intek Global Corporation for the year ended September 30, 1997.




                                        Baker Tilly
                                        Chartered Accountants

London, England
April 17, 1998